PROVISIONS COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2022
PROVISIONS COMMITMENTS AND CONTINGENCIES
Provisions, Commitments And Contingencies

15. PROVISIONS, COMMITMENTS AND CONTINGENCIES

Provisions

The Company’s current known provisions and contingent liabilities consist of termination benefits and legal disputes.

Thousands of United States dollars	Termination benefits	Legal disputes	Sales tax
Balance as at December 31, 2021	$352	$1,681	$-
Acquired through business combinations	-	-	982
Payments/settlements	(352)	(1,681)	-
Additional provisions	-	-	407
Balance as at June 30, 2022	$-	$-	$1,389

The Sales tax provision relates to estimated amounts owed to certain jurisdictions in the Unites States for sales from the Company’s JustCBD operations. The opening balance was acquired during the February 24, 2022 acquisition of JustCBD, with additional provision for estimated amounts due on sales subsequent to the acquisition. The ending balance is recorded within trade payables and accrued liabilities with current liabilities on the statement of financial position, and as a reduction of revenue on the statement of loss and comprehensive loss.

The Company records liabilities for legal proceedings in those instances where it can reasonably estimate the amount of the loss and where liability is probable. The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole as at June 30, 2022.

On March 18, 2022, the Company received a letter from a law firm representing an undisclosed group of former pre-acquisition shareholders of VBI (the “VBI Shareholders”) seeking to engage in settlement discussions on the basis that the Company was purportedly misleading in its intentions to engage in a capital raising transaction shortly after the completion of the VBI acquisition. We promptly responded in writing and denied the VBI Shareholders presentation of the facts and denied all allegations against the Company. We believe that any potential claims as alleged in the letter are without merit and we intend to defend vigorously against them in connection with any future potential legal proceedings. The VBI Shareholders have not commenced litigation against the Company and it is unknown whether the VBI Shareholders will do so and what their claims may be. The Company believes that an unfavorable settlement in this matter is remote, and, as such, has not accrued a liability as of June 30, 2022.

On June 21, 2022, an action was brought against the Company in the Ontario Superior Court of Justice by Gerardo Andres Garcia Mendez claiming that the Company is obligated to issue 3.0 million (pre-one-for three reverse stock split) common shares to him for a purchase price of $0.05 per share. Mr. Mendez claims he is entitled to such shares as a result of alleged consulting services he performed in 2019. The Company disputes his claims and intends to vigorously defend against this action. The Company believes that an unfavorable settlement in this matter is remote, and, as such, has not accrued a liability as of June 30, 2022.

In connection with the Company’s acquisition of JustCBD, the former owners of JustCBD agreed to fully indemnify the Company against any losses which may arise out of certain pre-existing litigation against JustCBD (including all matters disclosed below) as well as litigation which may be brought in the future against JustCBD and pertaining to the period prior to the acquisition. Since these matters are fully indemnified, the Company has not accrued any liability with respect to these claims. As of the date hereof, the following actions are pending against JustCBD:

Erin Gilbert et al. vs. Just CBD LLC, et al., Case No. 062019CA020275AXXXCE. This matter involves allegations that JustCBD sold a defective Just CBD mango Vape Cartridge which is alleged to have caused Plaintiff, Erin Gilbert, to suffer personal injuries. The claims asserted against JustCBD include: (1) strict liability design defect; (2) negligent design; (3) strict liability manufacturing defect; (4) negligent manufacturing; (5) warning defects; and (6) loss of consortium. The same allegations were asserted against seven (7) other defendants, including two (2) manufacturers of the actual vape cartridge. To date, JustCBD has vigorously defended the case and the case is in the discovery phase. Currently, this matter is scheduled for trial to commence on September 19, 2022 but it is likely the trial will be continued pending further discovery.

William Braley vs. Just Brands USA, Inc., Just Brands FL, LLC, and SSGI Financial Services, Inc., Case No. 21-cv-06812, Northern District of Illinois. This matter involves allegations that the Defendants falsely and deceptively marketed cannabidiol infused gummies as not containing Tetrahydrocannabinol (“THC”). Plaintiff asserts he has suffered damages because after ingesting the gummies he failed an employment related drug test. JustCBD disputes these claims. At this time, JustCBD has filed a motion to dismiss the RICO portion of the complaint and answered and asserted affirmative defenses to the Consumer Protection claims.

Management contracts

The Company is party to certain management contracts. As at June 30, 2022, these contracts require payments totaling approximately $2.3 million to be made upon the occurrence of a change in control to the officers of the Company. The Company is also committed to payments to certain individuals upon termination of approximately $1.9 million pursuant to the terms of these contracts. As a triggering event has not taken place, these amounts have not been recorded in these consolidated financial statements.